[logo]  MFS(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           for Year Ended
                                                              December 31, 1997

 MFS(R) GROWTH WITH INCOME SERIES
 A SERIES OF MFS(R) VARIABLE INSURANCE TRUST SM

[graphic omitted]

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGERS                                  INVESTOR SERVICE
John D. Laupheimer, Jr.*                            MFS Service Center, Inc.
Kevin R. Parke*                                     P.O. Box 2281
                                                    Boston, MA 02107-9906
TREASURER
W. Thomas London*                                   For additional information,
                                                    contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                                    CUSTODIAN
Ellen Moynihan*                                     State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
SECRETARY                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                 www.mfs.com
James R. Bordewick, Jr.*

[Graphic Omitted]

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of
  A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board and its response to both U.S. and world events.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits under question due to the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

MFS GROWTH WITH INCOME SERIES

For the year ended December 31, 1997, the Series provided a total return of 29.78% (including the reinvestment of any distributions). This compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Series' underperformance versus the S&P 500 can be attributed to underperformance in some of the Series' industrial goods and services stocks, a sector in which we were slightly overweighted. While a number of these companies, such as Cooper Industries, United Technologies, and Lockheed Martin, underperformed, we believe the long-term outlook for these companies is favorable and continue to hold large positions in them. On the positive side, the Series benefited from a major overweighting in financial services, which was one of the best-performing sectors of the market. In the S&P 500, this sector returned 50%, while the Series' financial services stocks returned 57%. Some of our major holdings in this sector performed very well, including Norwest Bank, US Bancorp, Progressive Corp., Allstate, and State Street Bank. Although the Series' technology weighting was less than 6% of the portfolio, compared with a 12% weighting for this sector in the S&P 500, our technology stocks gained over 40% for the year, while the S&P technology sector was up only 27%.

The Series' health care weighting was increased during the year because we regard this industry as a good, steady growth part of the economy, particularly the pharmaceutical companies, as opposed to the health-maintenance or managed-care companies. The flow of products coming out of the pharmaceutical business has accelerated, in part because of a renewed focus by drug companies on product development. Also, there seems to be a greater understanding by the Food and Drug Administration that the approval process for these drugs has to be faster in order for them to benefit the public. The growth rates of these companies have been quite strong. The Series' largest holding is Bristol-Myers Squibb; we also have holdings in Pfizer, Johnson & Johnson, and Novartis, a Swiss drug company.

The turmoil in emerging markets, particularly in Asia, has had no direct effect on the Series because it had no holdings in those parts of the world. However, we expect to see some effect on domestic companies with sales in those regions. For example, the Series had a small holding in Oracle, a stock that declined in December when the company announced that Japan was going to be a difficult environment for it. We have begun analyzing what companies have exposure in Asia and how much.

We see a continuation of the lower-inflation environment for 1998. The turmoil in emerging markets will probably have a positive effect on both interest rates and inflation here in the United States. In 1998, we anticipate that the risk will not be valuations, but earnings, and we're trying to be very careful that the companies in the portfolio are capable of making their earnings estimates.

Respectfully,
/s/John D. Laupheimer, Jr.            /s/ Kevin R. Parke
   -----------------------                ---------------------------
   John D. Laupheimer, Jr.                Kevin R. Parke
   Portfolio Manager                      Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., joined MFS in 1981 as an industry specialist and was named Investment Officer in 1983, Assistant Vice President -- Investments in 1984, Vice President -- Investments in 1986, and Senior Vice President in 1995. A graduate of Boston University and the Massachusetts Institute of Technology Sloan School of Management, he has managed MFS Growth with Income
Series since its inception.

Kevin R. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President -- Investments in 1987, Vice President -- Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, he has managed the Series since its inception.

OBJECTIVES AND POLICIES

The Series' investment objectives are to provide reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

TAX FORM SUMMARY

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

The Series has designated $585,833 as a long-term capital gain.

DIVIDENDS-RECEIVED DEDUCTION

For the year ended December 31, 1997, the amount of distributions from income eligible for the 70% dividends-received deductions for corporations came to 46.21%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Growth with Income Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from November 1, 1995, through December 31, 1997)

                  MFS         S&P 500        Consumer
-----------------------------------------------------
11/95          $10,000        $10,000        $10,000
 6/96           11,969         11,714         10,191
12/96           13,406         13,083         10,319
 6/97           15,812         15,779         10,429
12/97           17,399         17,448         10,540


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                1 Year    Life of Series*
--------------------------------------------------------------------------
MFS Growth with Income Series                  +29.78%           +27.61%

--------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#         +33.36%           +28.15%
--------------------------------------------------------------------------
Consumer Price Index#+                         + 2.15%           + 2.54%
--------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1997.
# Source: CDA/Wiesenberger.
+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 89.4%
--------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 82.9%
  Aerospace - 3.9%
    Allied Signal, Inc.                                                  11,760           $    457,905
    General Dynamics Corp.                                                1,830                158,180
    Lockheed Martin Corp.                                                 7,692                757,662
    Raytheon Co.                                                          2,100                106,050
    United Technologies Corp.                                            11,100                808,219
                                                                                          ------------
                                                                                          $  2,288,016
--------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                                            4,900           $    296,144
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Reebok International Ltd.*                                            1,600           $     46,100
    VF Corp.                                                              8,600                395,063
                                                                                          ------------
                                                                                          $    441,163
--------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Goodrich (BF) Co.                                                     4,800           $    198,900
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 9.0%
    Bank of New York, Inc.                                                1,300           $     75,156
    Chase Manhattan Corp.                                                 1,100                120,450
    Comerica, Inc.                                                        5,900                532,475
    Firstar Corp.                                                         8,300                352,231
    Fleet Financial Group, Inc.                                             500                 37,469
    National City Corp.                                                   6,500                427,375
    Northern Trust Co.                                                    4,000                279,000
    Norwest Corp.                                                        29,500              1,139,437
    State Street Corp.                                                    9,800                570,237
    SunTrust Banks, Inc.                                                  4,500                321,188
    US Bancorp                                                            9,783              1,095,085
    Washington Mutual, Inc.                                               4,600                293,538
                                                                                          ------------
                                                                                          $  5,243,641
--------------------------------------------------------------------------------------------------------
  Building - 0.6%
    American Standard Cos., Inc.*                                           900           $     34,481
    Sherwin Williams Co.                                                 11,600                321,900
                                                                                          ------------
                                                                                          $    356,381
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                                 5,680           $    593,915
    Sun Microsystems, Inc.*                                               2,400                 95,700
                                                                                          ------------
                                                                                          $    689,615
--------------------------------------------------------------------------------------------------------
  Business Services - 2.0%
    Cendant Corp.*                                                        7,930           $    272,594
    Computer Sciences Corp.*                                              5,300                442,550
    DST Systems, Inc.*                                                    3,600                153,675
    First Data Corp.                                                     10,000                292,500
                                                                                          ------------
                                                                                          $  1,161,319
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    AirTouch Communications, Inc.*                                        2,100           $     87,281
--------------------------------------------------------------------------------------------------------

  Chemicals - 3.0%
    Air Products & Chemicals, Inc.                                       10,260           $    843,885
    DuPont (E.I.) de Nemours & Co., Inc.                                  9,400                564,587
    Praxair, Inc.                                                         6,800                306,000
                                                                                          ------------
                                                                                          $  1,714,472
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Compaq Computer Corp.                                                 2,400           $    135,450
    Microsoft Corp.*                                                      4,600                594,550
                                                                                          ------------
                                                                                          $    730,000
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                                   2,030           $    133,219
    Computer Associates International, Inc.                              12,575                664,903
    Oracle Corp.*                                                         6,450                143,915
                                                                                          ------------
                                                                                          $    942,037
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 7.0%
    Clorox Co.                                                            1,200           $     94,875
    Colgate-Palmolive Co.                                                 9,500                698,250
    Gillette Co.                                                          8,450                848,697
    Philip Morris Cos., Inc.                                             21,500                974,219
    Procter & Gamble Co.                                                  4,800                383,100
    Service Corp. International                                          11,900                439,556
    Tyco International Ltd.                                              14,000                630,875
                                                                                          ------------
                                                                                          $  4,069,572
--------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Corning, Inc.                                                         1,800           $     66,825
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Loral Space & Communications Corp.*                                   2,100           $     45,019
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    Cooper Industries, Inc.                                              11,600           $    568,400
    General Electric Co.                                                  8,600                631,025
    Honeywell, Inc.                                                       9,730                666,505
                                                                                          ------------
                                                                                          $  1,865,930
--------------------------------------------------------------------------------------------------------
  Electronics - 0.2%
    Intel Corp.                                                           1,500           $    105,375
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    Time Warner, Inc.                                                     3,200           $    198,400
    Viacom, Inc., "B"*                                                    3,100                128,456
    Houston Industries, Inc.                                              2,300                131,244
                                                                                          ------------
                                                                                          $    458,100
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    American Express Co.                                                  2,300           $    205,275
    Beneficial Corp.                                                      6,350                527,844
    CIT Group, Inc., "A"*                                                 7,000                225,750
    Federal Home Loan Mortgage Corp.                                      8,100                339,694
    Household International, Inc.                                         4,300                548,518
    Merrill Lynch & Co., Inc.                                             3,600                262,575
                                                                                          ------------
                                                                                          $  2,109,656
--------------------------------------------------------------------------------------------------------

  Food and Beverage Products - 3.5%
    Archer-Daniels-Midland Co.                                            5,990           $    129,908
    Coca-Cola Co.                                                         1,800                119,925
    CPC International, Inc.                                               3,000                323,250
    General Mills, Inc.                                                   1,900                136,088
    Hershey Foods Corp.                                                   1,500                 92,906
    Interstate Bakeries Corp.                                             3,100                115,863
    McCormick & Co., Inc.                                                 3,180                 89,040
    Nabisco Holdings Corp.                                                2,070                100,266
    PepsiCo., Inc.                                                        6,200                225,912
    Ralston-Purina Co.                                                    4,250                394,984
    Tyson Foods, Inc., "A"                                                4,900                100,450
    Wrigley (William) Junior Co.                                          2,600                206,862
                                                                                          ------------
                                                                                          $  2,035,454
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                                                 12,760           $    629,227
    Weyerhaeuser Co.                                                      3,400                166,813
                                                                                          ------------
                                                                                          $    796,040
--------------------------------------------------------------------------------------------------------
  Insurance - 9.4%
    AFLAC, Inc.                                                           4,100           $    209,613
    Allstate Corp.                                                        8,000                727,000
    Chubb Corp.                                                           8,100                612,562
    CIGNA Corp.                                                           4,345                751,957
    Conseco, Inc.                                                         1,900                 86,331
    Hartford Financial Services Group, Inc.                               9,040                845,805
    Lincoln National Corp.                                                2,700                210,937
    MBIA, Inc.                                                            2,540                169,704
    Progressive Corp. Ohio                                                5,700                683,287
    Torchmark Corp.                                                      14,300                601,494
    Transamerica Corp.                                                    1,800                191,700
    Travelers Group, Inc.                                                 6,999                377,044
                                                                                          ------------
                                                                                          $  5,467,434
--------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co., Inc.                                                     1,900           $    110,794
    Ingersoll Rand Co.                                                    5,350                216,675
    York International Corp.                                              2,700                106,819
                                                                                          ------------
                                                                                          $    434,288
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 6.6%
    American Home Products Corp.                                            700           $     53,550
    Bristol-Myers Squibb Co.                                             17,460              1,652,152
    Eli Lilly & Co.                                                       4,500                313,313
    Johnson & Johnson                                                     7,100                467,713
    McKesson Corp.                                                        2,000                216,375
    Merck & Co., Inc.                                                     1,700                180,625
    Pfizer, Inc.                                                          7,300                544,306
    Pharmacia & Upjohn, Inc.                                              1,600                 58,600
    Warner-Lambert Co.                                                    2,799                347,076
                                                                                          ------------
                                                                                          $  3,833,710
--------------------------------------------------------------------------------------------------------

  Medical and Health Technology and Services - 2.8%
    Cardinal Health, Inc.                                                 1,300           $     97,663
    Columbia/HCA Healthcare Corp.                                         4,900                145,162
    Fresenius National Medical Care, Inc.*                                  100                      7
    HEALTHSOUTH Corp.*                                                    5,000                138,750
    Medtronic, Inc.                                                       1,900                 99,394
    St. Jude Medical, Inc.*                                               3,600                109,800
    Tenet Healthcare Corp.*                                              13,700                453,812
    United Healthcare Corp.                                              11,180                555,506
                                                                                          ------------
                                                                                          $  1,600,094
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Phelps Dodge Corp.                                                    2,200           $    136,950
--------------------------------------------------------------------------------------------------------
  Oils - 3.3%
    Chevron Corp.                                                         3,900           $    300,300
    Exxon Corp.                                                           9,400                575,162
    Mobil Corp.                                                           7,450                537,797
    Texaco, Inc.                                                          5,540                301,238
    USX-Marathon Group                                                    6,300                212,625
                                                                                          ------------
                                                                                          $  1,927,122
--------------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Browning Ferris Industries, Inc.                                      9,000           $    333,000
    Waste Management, Inc.                                               10,100                277,750
                                                                                          ------------
                                                                                          $    610,750
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Gannett Co., Inc.                                                     6,100           $    377,056
    Tribune Co.                                                           8,200                510,450
                                                                                          ------------
                                                                                          $    887,506
--------------------------------------------------------------------------------------------------------
  Railroads - 1.4%
    Burlington Northern Santa Fe Railway Co.                              7,000           $    650,563
    CSX Corp.                                                             2,700                145,800
                                                                                          ------------
                                                                                          $    796,363
--------------------------------------------------------------------------------------------------------
  Stores - 3.6%
    CVS Corp.                                                             3,700           $    237,031
    Home Depot, Inc.                                                      6,500                382,687
    Liz Claiborne, Inc.                                                   3,600                150,525
    Office Depot, Inc.*                                                   5,400                129,262
    Penney (J.C.), Inc.                                                  10,300                621,219
    Rite Aid Corp.                                                        5,700                334,519
    Wal-Mart Stores, Inc.                                                 5,300                209,019
                                                                                          ------------
                                                                                          $  2,064,262
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.4%
    Kroger Co.*                                                           5,960           $    220,148
    Safeway, Inc.*                                                        8,912                563,684
                                                                                          ------------
                                                                                          $    783,832
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    AT&T Corp.                                                            5,600           $    343,000
    Cisco Systems, Inc.*                                                  2,550                142,163
                                                                                          ------------
                                                                                          $    485,163
--------------------------------------------------------------------------------------------------------

  Utilities - Electric - 2.3%
    Cinergy Corp.                                                         6,600           $    252,862
    CMS Energy Corp.                                                      1,800                 79,313
    DPL, Inc.                                                             1,900                 54,625
    Duke Energy Corp.                                                     2,575                142,591
    Edison International                                                  2,800                 76,125
    FPL Group, Inc.                                                       3,900                230,831
    New Century Energies, Inc.                                            1,800                 86,287
    Pacificorp                                                           13,400                365,987
    Pinnacle West Capital Corp.                                           1,700                 72,038
                                                                                          ------------
                                                                                          $  1,360,659
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Columbia Gas System, Inc.                                             1,150           $     90,347
    KN Energy, Inc.                                                       1,300                 70,200
    Pacific Enterprises                                                   1,800                 67,725
                                                                                          ------------
                                                                                          $    228,272
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.1%
    BellSouth Corp.                                                       4,300           $    242,144
    GTE Corp.                                                             3,950                206,388
    MCI Communications Corp.                                             12,100                518,031
    SBC Communications, Inc.                                              3,700                271,025
    Sprint Corp.                                                          9,300                545,212
                                                                                          ------------
                                                                                          $  1,782,800
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 48,100,145
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.5%
  Canada - 0.6%
    Canadian National Railway Co. (Railroads)                             7,900           $    373,275
--------------------------------------------------------------------------------------------------------
  France - 0.6%
    Sanofi (Medical and Health Products)                                  1,400           $    155,917
    Alcatel Alsthom, ADR (Telecommunications)                             7,100                179,719
                                                                                          ------------
                                                                                          $    335,636
--------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Henkel Kgaa (Chemicals)                                               2,800           $    176,850
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    Akzo Nobel N.V. (Chemicals)                                           2,300           $    396,920
    Royal Dutch Petroleum Co., ADR (Oils)                                 2,900                157,144
                                                                                          ------------
                                                                                          $    554,064
--------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Skandia Forsakrings AB (Insurance)                                    7,200           $    340,025
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                    3,800                 86,495
                                                                                          ------------
                                                                                          $    426,520
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                                           330           $    536,383
--------------------------------------------------------------------------------------------------------

  United Kingdom - 2.4%
    British Petroleum PLC, ADR (Oils)                                    11,369           $    905,967
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                        18,968                247,141
    PowerGen PLC (Utilities-Electric)*                                   17,979                234,238
                                                                                          ------------
                                                                                          $  1,387,346
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  3,790,074
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $46,634,340)                                               $ 51,890,219
--------------------------------------------------------------------------------------------------------
Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
--------------------------------------------------------------------------------------------------------
    Sandoz Capital BVI Ltd., 2s, 2002 (Chemicals)##,
      (Identified Cost $27,400)                                          $   20           $     30,700
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.2%
--------------------------------------------------------------------------------------------------------
                                                                         Shares
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Consumer Goods and Services - 0.2%
    Newell Financial Trust Co., (Industrial)##*,
      (Identified Cost, $135,000)                                         2,700           $    140,738
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 8.8%
--------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/02/98, at Amortized
      Cost                                                               $5,100           $  5,099,327
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,896,067)                                          $ 57,160,984
Other Assets, Less Liabilities - 1.5%                                                          884,086
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $ 58,045,070
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,896,067)           $57,160,984
  Cash                                                                82,844
  Receivable for Series shares sold                                  918,417
  Interest and dividends receivable                                   74,805
  Deferred organization expenses                                       5,087
  Other assets                                                            81
                                                                 -----------
      Total assets                                               $58,242,218
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                            $  193,723
  Payable to affiliate for management fee                              1,175
  Accrued expenses and other liabilities                               2,250
                                                                 -----------
      Total liabilities                                           $  197,148
                                                                 -----------
Net assets                                                       $58,045,070
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $52,936,361
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   5,264,852
  Accumulated distributions in excess of net realized gain on investments and foreign
    currency transactions                                           (156,143)
                                                                ------------
      Total                                                      $58,045,070
                                                                 ===========
Shares of beneficial interest outstanding                         3,530,696
                                                                  =========

Net asset value per share
  (net assets of $58,045,070 / 3,530,696 shares of beneficial
interest outstanding)                                              $16.44
                                                                   ======
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  391,447
    Interest                                                             97,306
    Foreign taxes withheld                                               (3,093)
                                                                     ----------
      Total investment income                                        $  485,660
                                                                     ----------

  Expenses -
    Management fee                                                   $  188,365
    Administrative fee                                                    3,085
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       8,762
    Printing                                                             30,580
    Auditing fee                                                         28,561
    Custodian fee                                                        14,295
    Amortization of organization expenses                                 1,837
    Legal fee                                                             1,482
                                                                     ----------
      Total expenses                                                 $  279,000
    Fees paid indirectly                                                   (925)
    Reduction of expenses by investment adviser                         (26,920)
                                                                     ----------
      Net expenses                                                   $  251,155
                                                                     ----------
        Net investment income                                        $  234,505
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  963,780
    Foreign currency transactions                                          (982)
                                                                     ----------
        Net realized gain on investments and foreign
         currency transactions                                       $  962,798
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $4,430,109
    Translation of assets and liabilities in foreign currencies             (71)
                                                                     ----------
        Net unrealized gain on investments and foreign currency
          translation                                                $4,430,038
                                                                     ----------
          Net realized and unrealized gain on investments
            and foreign currency                                     $5,392,836
                                                                     ----------
            Increase in net assets from operations                   $5,627,341
                                                                     ==========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                               -----------------------------------
                                                                          1997             1996
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   234,505       $   61,789
  Net realized gain on investments and foreign currency
    transactions                                                       962,798           85,828
  Net unrealized gain on investments and foreign currency
    translation                                                      4,430,038          814,062
                                                                   -----------       ----------
    Increase in net assets from operations                         $ 5,627,341       $  961,679
                                                                   -----------       ----------

Distributions declared to shareholders -
  From net investment income                                       $  (236,004)      $  (60,288)
  From net realized gain on investments and foreign currency
    transactions                                                      (962,798)         (85,828)
  In excess of net investment income                                      (501)           --
  In excess of net realized gain on investments and foreign
    currency transactions                                             (143,538)         (10,368)
                                                                   -----------       ----------
    Total distributions declared to shareholders                   $(1,342,841)      $ (156,484)
                                                                   -----------       ----------
Net increase in net assets from Series share transactions          $44,586,457       $8,004,095
                                                                   -----------       ----------
    Total increase in net assets                                   $48,870,957       $8,809,290
Net assets:
  At beginning of period                                             9,174,113          364,823
                                                                   -----------       ----------

  At end of period (including undistributed net investment
    income of $0 and $1,499, respectively)                         $58,045,070       $9,174,113
                                                                   ===========       ==========

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------
                                                       Year Ended December 31,
                                                       ----------------------    Period Ended
                                                              1997       1996  December 31, 1995*
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $12.98      $10.61        $10.00
                                                            ------      ------        ------

Income from investment operations# -
  Net investment income(S)                                  $ 0.16      $ 0.18        $ 0.05
  Net realized and unrealized gain on investments and
    foreign currency transactions                             3.70        2.42          0.61
                                                            ------      ------        ------
      Total from investment operations                      $ 3.86      $ 2.60        $ 0.66
                                                            ------      ------        ------

Less distributions declared to shareholders -
  From net investment income                                $(0.07)     $(0.09)       $(0.05)
  From net realized gain on investments and foreign
    currency transactions                                    (0.29)      (0.13)         --
  In excess of net realized gain on investments and
    foreign currency transactions                            (0.04)      (0.01)         --
                                                            ------      ------        ------
      Total distributions declared to shareholders          $(0.40)     $(0.23)       $(0.05)
                                                            ------      ------        ------
Net asset value - end of period                             $16.44      $12.98        $10.61
                                                            ======      ======        ======
Total return                                                 29.78%      24.46%         6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                    1.00%       1.00%         1.00%+
  Net investment income                                       0.93%       1.52%         2.20%+
Portfolio turnover                                              42%         41%            2%
Average commission rate###
                                                           $0.0455     $0.0351       --
Net assets at end of period (000 omitted)                  $58,045     $ 9,174        $  365

  *For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series' expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after
   September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                              $ 0.13      $ 0.05        $(0.41)
  Ratios (to average net assets):
    Expenses##                                               1.10%        2.07%        21.44%+
    Net investment income (loss)                             0.82%        0.46%       (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Series is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 25 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated distributions in excess of net investment income was decreased by $501, accumulated distributions in excess of net realized gain on investments was increased by $2,184, and paid in capital was increased by $1,683 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $85,624.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentage of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $48,687,816 and $9,921,926, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $52,030,294
                                                                  -----------
Gross unrealized appreciation                                     $ 6,084,282
Gross unrealized depreciation                                        (953,592)
                                                                  -----------
    Net unrealized appreciation                                   $ 5,130,690
                                                                  ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                            Year Ended December 31, 1997   Year Ended December 31, 1996
                                       ---------------------------------  -----------------------------
                                               Shares            Amount        Shares           Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                 3,352,466       $52,088,626       720,635       $8,604,219
Shares issued to shareholders in
  reinvestment of distributions                83,407         1,342,851        11,899          156,483
Shares reacquired                            (611,729)       (8,845,020)      (60,384)        (756,607)
                                            ---------       -----------       -------       ----------
    Net increase                            2,824,144       $44,586,457       672,150       $8,004,095
                                            =========       ===========       =======       ==========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $195.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and financial highlights for the two years ended December 31, 1997, and the period from October 9, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth with Income Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)198 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VGI-2 2/98 28.3M